Exhibit 10.1 (e)

CONSENT AND THIRD AMENDMENT TO THIRD AMENDED AND RESTATED

LOAN AGREEMENT

THIS CONSENT AND THIRD AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”), dated as of the 10th day of January, 2002 (the “Effective Date”), by and among RURAL CELLULAR CORPORATION, a Minnesota corporation (the “Borrower”); the financial institutions signatory hereto (the “Lenders”); and TORONTO DOMINION (TEXAS), INC., as administrative agent (the “Administrative Agent”) for the Lenders;

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Loan Agreement, dated as of June 29, 2000, as amended by that certain First Amendment thereto dated as of December 14, 2000, and that certain Second Amendment thereto dated as of March 31, 2001 and that certain Consent Letter dated as of June 5, 2001 (as heretofore and hereafter amended, modified, supplemented and restated from time to time, the “Loan Agreement”); and

WHEREAS, the Borrower has requested that the Lenders consent to the issuance of subordinated indebtedness in an aggregate amount not to exceed $400,000,000; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain provisions in the Loan Agreement as more specifically set forth below; and

WHEREAS, the Administrative Agent and the Lenders are willing to agree to such amendments and to consent to up to $400,000,000 of Subordinated Indebtedness on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement, and further agree as follows:

1.             Consent.  Subject to the terms and conditions hereof, the Lenders hereby consent to the issuance of Subordinated Indebtedness in an amount not to exceed $400,000,000 (the “New Subordinated Indebtedness”) on substantially the terms and conditions set forth on Exhibit A attached hereto; provided that the Borrower shall make a repayment of the Loans (excluding the Swing Line Loans) from the proceeds thereof (a) if the amount of such proceeds is less than or equal to $300,000,000, in an amount not less than $150,000,000, which shall be applied pro rata to the Term Loan A Loans, the Term Loan B Loans, the Term Loan C Loans and the Term Loan D Loans in accordance with Section 2.7(a) of the Loan Agreement, (b) if the amount of such proceeds is greater than $300,000,000, all of such proceeds shall be applied to the Loans (excluding the Swing Line Loans), provided that no more than $160,000,000 of such proceeds may be applied as a repayment of the Revolving Loans, and (c) if the amount of such proceeds is greater than $350,000,000, the Borrower shall provide to the Administrative Agent financial projections (reflecting such New Subordinated Indebtedness) in form and substance reasonably satisfactory to the Administrative Agent which projections shall show compliance with all of the terms and conditions of the Loan Agreement (including, without limitation, Sections 7.8, 7.9, 7.10 and 7.11) through the Maturity Date.  The New Subordinated Indebtedness shall be “Subordinated Indebtedness” for all purposes under the Loan Agreement.

2.             Amendment to Article 1.  Article 1 of the Loan Agreement, Definitions, is hereby amended by inserting the following new definition of “Third Amendment Effective Date”:

“‘Third Amendment Effective Date’ shall mean the Effective Date (as defined in that certain Consent and Third Amendment to this Agreement).”

3.             Amendments to Article 7.

(a)           Amendment to Section 7.1.  Section 7.1(d) of the Loan Agreement, Indebtedness of the Borrower and its Subsidiaries, is hereby amended by deleting Section 7.1(d) in its entirety and substituting in lieu thereof the following:

“(d)         obligations under Interest Hedge Agreements with respect to the Loans and with respect to Subordinated Indebtedness to the extent such Subordinated Indebtedness is otherwise permitted under this Agreement; provided, however, that notwithstanding any provisions to the contrary, for purposes of this Agreement, only Interest Hedge Agreements with respect to the Loans shall qualify as Loan Documents hereunder;”

(b)           Amendment to Section 7.4.  Section 7.4(a) of the Loan Agreement, Liquidation, Merger, or Disposition of Assets, is hereby amended by deleting Section 7.4(a) in its entirety and substituting in lieu thereof the following:

“Section 7.4           Liquidation, Merger, or Disposition of Assets.

(a)           Disposition of Assets.  The Borrower shall not, and shall not permit any of its Subsidiaries to, at any time sell, lease, abandon, or otherwise dispose of any assets (other than assets disposed of in the ordinary course of business) without the prior written consent of the Lenders; provided, however, that the prior written consent of the Lenders shall not be required for (i) the transfer of assets (including, without limitation, cash or cash equivalents) among the Borrower and its Subsidiaries (excluding Wireless Alliance) or for the transfer of assets (including, without limitation, cash or cash equivalents, but excluding the Licenses) between or among Subsidiaries (excluding Wireless Alliance) of the Borrower, (ii) dispositions of assets the proceeds of which are applied pursuant to Section 2.5(c) or 2.7(b)(vi) hereof (provided, however, that, with respect to such sales under Section 2.5(c) or 2.7(b)(vi), the Borrower provides to the Administrative Agent and the Lenders on the date of such sale a certificate reflecting compliance with the terms and provisions of Sections 7.8, 7.9, 7.10, 7.11 and 7.12 hereof both before and after giving effect to such sale or transfer) or (iii) a sale/leaseback transaction with respect to all or a substantial portion of the Borrower’s cellular towers, the documentation for which shall be subject to approval as to form by the Administrative Agent (such approval not to be unreasonably withheld).”

(c)           Amendment to Section 7.7.  Section 7.7 of the Loan Agreement, Restricted Payments and Purchases, is hereby amended by deleting Section 7.7 in its entirety and substituting in lieu thereof the following:

“Section 7.7           Restricted Payments and Purchases.  The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare or make any Restricted Payment or Restricted Purchase; provided, however, that so long as no Default hereunder then exists or would be caused thereby, (a) and so long as a Subsidiary of the Borrower is not obligated on any Indebtedness to the Borrower or any of its Subsidiaries, such Subsidiary may make distributions to (i) any partner or shareholder of such Subsidiary holding a minority position with respect to such Subsidiary, so long as such Subsidiary makes a contemporaneous pro rata distribution to the Borrower or any of its Subsidiaries, and such partner or shareholder is not an Affiliate of the Borrower, (ii) the Borrower or any of its Subsidiaries, (b) the Borrower may make scheduled interest payments, when such payments are due and payable, on any Subordinated Indebtedness to the extent such Subordinated Indebtedness has scheduled payments permitted hereunder in accordance with any subordination provisions thereunder, (c) the Borrower may make scheduled dividend payments, when such payments are due and payable on any Preferred Stock to the extent such Preferred Stock has scheduled dividend payments permitted hereunder in accordance with any subordination provisions thereunder and (d) the Borrower may repay in whole or in part the Previous Senior Preferred Stock, the 2000 Senior Preferred Stock and the Junior Preferred Stock with shares of the common stock of the Borrower.”

(d)           Amendment to Section 7.8.  Section 7.8 of the Loan Agreement, Total Leverage Ratio, is hereby amended by deleting Section 7.8 in its entirety and substituting in lieu thereof the following:

“Section 7.8           Total Leverage Ratio.  (a) As of the end of any calendar quarter, and (b) at the time of any Advance hereunder (after giving effect to such Advance), the Borrower shall not permit its Total Leverage Ratio to exceed the ratios set forth below during the periods indicated:

Period	Total Leverage Ratio
July 1, 2001 through	7.00:1.00
December 31, 2001

January 1, 2002 through	7.25:1.00
June 30, 2002

July 1, 2002 through	6.50:1.00
September 30, 2002

October 1, 2002 through	6.00:1.00
December 31, 2002

January 1, 2003 through	6.50:1.00
June 30, 2003

July 1, 2003 through	5.75:1.00
September 30, 2003

October 1, 2003 and thereafter	5.00:1.00	"

(e)           Amendment to Section 7.9.  Section 7.9 of the Loan Agreement, Senior Leverage Ratio, is hereby amended by deleting Section 7.9 in its entirety and substituting in lieu thereof the following:

“Section 7.9           Senior Leverage Ratio.  (a) As of the end of any calendar quarter, and (b) at the time of any Advance hereunder (after giving effect to such Advance), the Borrower shall not permit the ratio of (i) the principal amount of the Loans outstanding on such date to (ii) its Annualized Operating Cash Flow (as of the calendar quarter end being tested, or as of the most recently completed calendar quarter for which financial statements are required to have been delivered pursuant to Section 6.1 or 6.2 hereof, as the case may be) to exceed the ratios set forth below during the periods indicated:

Period	Senior Leverage Ratio
July 1, 2001 through the	6.50:1.00
Third Amendment Effective Date

From the Third Amendment	5.00:1.00
Effective Date through June 30, 2002

July 1, 2002 through	4.50:1.00
September 30, 2002

October 1, 2002 through	4.00:1.00
December 31, 2002

January 1, 2003 through	4.25:1.00
September 30, 2003

October 1, 2003 and thereafter	4.00:1.00	"

(f)            Amendment to Section 7.10.  Section 7.10 of the Loan Agreement, Annualized Operating Cash Flow to Pro Forma Debt Service, is hereby amended by deleting Section 7.10 in its entirety and substituting in lieu thereof the following:

“Section 7.10         Annualized Operating Cash Flow to Pro Forma Debt Service.  For all periods ending on or prior to December 31, 2006, (a) As of the end of any calendar quarter, and (b) at the time of any Advance hereunder (after giving effect to such Advance), the Borrower shall not permit the ratio of (i) its Annualized Operating Cash Flow (as of the calendar quarter end being tested, or as of the most recently completed calendar quarter for which financial statements are required to have been delivered pursuant to Section 6.1 or 6.2 hereof, as the case may be) to (ii) the sum of (A) its Pro Forma Debt Service for the four calendar quarters immediately following the calculation date and (B) Interest Expense for the four calendar quarters immediately preceding the calculation date to be less than the ratios set forth below during the periods indicated:

Period	Annualized Operating Cash Flow to Pro Forma Debt Service
January 1, 2001 through	1.20:1.00
December 31, 2002

January 1, 2003 through	1.05:1.00
December 31, 2003

January 1, 2004 through	1.20:1.00	”
December 31, 2006

(g)           Amendment to Section 7.11.  Section 7.11 of the Loan Agreement, Annualized Operating Cash Flow to Interest Expense, is hereby amended by deleting Section 7.11 in its entirety and substituting in lieu thereof the following

“Section 7.11         Annualized Operating Cash Flow to Interest Expense.  (a) As of the end of any calendar quarter, and (b) at the time of any Advance hereunder (after giving effect to such Advance), the Borrower shall not permit the ratio of (i) its Annualized Operating Cash Flow (as of the calendar quarter end being tested, or as of the most recently completed calendar quarter for which financial statements are required to have been delivered pursuant to Section 6.1 or 6.2 hereof, as the case may be) to (ii) its Interest Expense for the twelve (12) calendar months immediately preceding the calculation date to be less than the ratios set forth below for the periods indicated:

Period	Annualized Operating Cash Flow to Interest Expense
July 1, 2001 through	1.50:1.00
December 31, 2001

January 1, 2002 through	1.40:1.00
March 31, 2002

April 1, 2002 through	1.50:1.00
December 31, 2004

January 1, 2005 and	2.00:1.00
thereafter”

4.             Amendment to Section 8.1.  Section 8.1(n) of the Loan Agreement, Events of Default, is hereby amended by deleting Section 8.1(n) in its entirety and substituting in lieu thereof the following:

“(n)         (i)  Any “person” or “group” (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the voting or economic Capital Stock of the Borrower or (ii) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Borrower was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved), cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office;”

5.             Amendment Fee.  The Borrower shall pay to the Administrative Agent, contemporaneously with the receipt by the Borrower of the proceeds from the New Subordinated Indebtedness pursuant to Section 8(d) hereof, on behalf of the Lenders executing and delivering this Amendment on or prior to 5 p.m. (EST) January 10, 2002, an amendment fee in the amount of 0.25% of the sum of (a) the aggregate outstanding Loans (other than the outstanding Revolving Loans and Swing Line Loans) of such Lenders and (b) the Revolving Loan Commitments of such Lenders (such sum, the “Amendment Fee”) which Amendment Fee shall be calculated after giving effect to the repayments of the Loans required by Section 1 hereof and any voluntary reductions of the Revolving Loan Commitments in connection therewith.  The Administrative Agent shall distribute pro rata to each Lender executing this Amendment a portion of the Amendment Fee based on such Lender’s portion of the outstanding Loans (other than the outstanding Revolving Loans and Swing Line Loans) and such Lender’s Revolving Loan Commitment.  The Amendment Fee shall be fully earned when due and non-refundable when paid.

6.             Amendment to Loan Documents.  All of the Loan Documents are hereby amended to the extent necessary to give full force and effect to the amendment contained in this Amendment.

7.             Representations and Warranties.  The Borrower hereby represents and warrants to and in favor of the Administrative Agent and the Lenders as follows:

(a)           each representation and warranty set forth in Article 4 of the Loan Agreement is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or to the extent relating specifically to the Agreement Date (or date prior thereto) or otherwise inapplicable;

(b)           the Borrower has the corporate power and authority (i) to enter into this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

(c)           this Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Borrower, and this Amendment and the Loan Agreement constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its respective terms, subject, as to enforcement of remedies, to the following qualifications:  (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors’ rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower); and

(d)           the execution and delivery of this Amendment and performance by the Borrower under the Loan Agreement does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor be in contravention of or in conflict with the Certificate of Incorporation of the Borrower, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is party or by which the Borrower’s assets or properties are bound.

8.             Conditions Precedent to Effectiveness of Amendment.  The effectiveness of this Amendment is subject to the fulfillment on or prior to January 31, 2002 of the following conditions precedent:

(a)           receipt by the Administrative Agent of duly executed counterpart signature pages of the Borrower and the Required Lenders to this Amendment;

(b)           all of the representations and warranties of the Borrower under Section 7 hereof being true and correct in all material respects;

(c)           receipt by the Administrative Agent of the Amendment Fee;

(d)           receipt by the Administrative Agent of not less than $150,000,000 of the proceeds from the New Subordinated Indebtedness to be applied to the Term Loans pursuant to Section 1 hereof; and

(e)           receipt of any other documents or instruments that the Administrative Agent, the Lenders signatory hereto or any of them, may reasonably request, certified by an officer of the Borrower if so requested.

9.             No Other Amendment or Waiver.  Except for the amendment set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect.  No waiver by the Administrative Agent or the Lenders under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent and the Lenders expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance).  Except as set forth herein, the amendment agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent and the Lenders at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent and the Lenders, or the Required Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

10.           Loan Documents.  This document shall be deemed to be a Loan Document for all purposes under the Loan Agreement and the other Loan Documents.

11.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

12.           Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

13.           Severability.  Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:	RURAL CELLULAR CORPORATION, a Minnesota corporation

	By:		/s/Wesley E. Schultz
		Name:	Wesley E. Schultz
		Title:	Executive Vice President and
Chief Financial Officer

ADMINISTRATIVE AGENT
AND LENDERS:	TORONTO DOMINION (TEXAS), INC., as Administrative Agent and as a Lender

	By:		/s/Neva Nesbitt
		Name:	Neva Nesbitt
		Its:	Vice President

ABN AMRO BANK N.V., as a Lender

By:
Name:
Its:

By:
Name:
Its:

ADDISON CDO, LIMITED (Acct 1279), as a Lender
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:
Name:
Its:

ATHENA CDO, LIMITED (Acct 1277), as a Lender
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:
Name:
Its:

BEDFORD CDO, LIMITED
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:
Name:
Its:

CAPTIVA III FINANCE LTD. (Acct. 275), as a Lender
as advised by Pacific Investment Management Company, LLC

By:
Name:
Its:

CAPTIVA IV FINANCE LTD. (Acct. 1275), as a Lender
as advised by Pacific Investment Management Company, LLC

By:
Name:
Its:

CATALINA CDO LTD., as a Lender
By:	Pacific Investment Management Company, LLC,
as its Investment Advisor

By:
Name:
Its:

DELANO COMPANY, as a Lender
By:	Pacific Investment Management Company, LLC,
as its Investment Advisor

By:
Name:
Its:

JISSEKIKUN FUNDING, LTD., as a Lender
By:	Pacific Investment Management Company, LLC,
as its Investment Advisor

By:
Name:
Its:

PIMCO HIGH YIELD FUND (ACCOUNT 705), as a Lender
By:	Pacific Investment Management Company, LLC,
as its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of IFTCO

By:
Name:
Its:

ROYALTON COMPANY, as a Lender
By:	Pacific Investment Management Company, LLC,
as its Investment Advisor

By:
Name:
Its:

SAN JOAQUIN CDO I LIMITED, as a Lender
By:	Pacific Investment Management Company, LLC,
as its Investment Advisor

By:
Name:
Its:

SEQUILS-MAGNUM, INC., as a Lender
By:	Pacific Investment Management Company,LLC,
as its Investment Advisor

By:
Name:
Its:

ALLFIRST BANK, as a Lender

By:	/s/Wendy M. Andrus
	Name:	Wendy M. Andrus
	Its:	Vice President

AMARA 2 FINANCE, LTD., as a Lender
By:	INVESCO Senior Secured Management, Inc., as Subadvisor

By:		/s/Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Its:	Authorized Signatory

AMARA-I FINANCE, LTD., as a Lender
By:	INVESCO Senior Secured Management, Inc., as Subadvisor

By:		/s/Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Its:	Authorized Signatory

AVALON CAPITAL LTD., as a Lender
By:	INVESCO Senior Secured Management, Inc., as Portfolio
Manager

By:		/s/Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Its:	Authorized Signatory

AVALON CAPITAL LTD. 2, as a Lender
By:	INVESCO Senior Secured Management, Inc., as Portfolio
Manager

By:		/s/Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Its:	Authorized Signatory

SEQUILS-LIBERTY, LTD., as a Lender
By:	INVESCO Senior Secured Management, Inc., as Collateral
Manager

By:		/s/Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Its:	Authorized Signatory

AMMC CDO II, LIMITED
By:	American Money Management Corp.,
as Collateral Manager

By:		/s/David P. Meyer
	Name:	David P. Meyer
	Its:	Vice President

ARCHIMEDES FUNDING II, LTD., as a Lender
By:	ING Capital Advisors LLC, as Collateral Manager

By:		/s/Gordon Cook
	Name:	Gordon Cook
	Its:	Senior Vice President & Portfolio Manager

ARCHIMEDES FUNDING III, LTD., as a Lender
By:	ING Capital Advisors LLC, as Collateral Manager

By:		/s/Gordon Cook
	Name:	Gordon Cook
	Its:	Senior Vice President & Portfolio Manager

BALANCED HIGH YIELD FUND II, LTD., as a Lender
By:	ING Capital Advisors LLC, as Asset Manager

By:		/s/Gordon Cook
	Name:	Gordon Cook
	Its:	Senior Vice President & Portfolio Manager

NEMEAN CLO, LTD., as a Lender
By:	ING Capital Advisors LLC, as Asset Manager

By:		/s/Gordon Cook
	Name:	Gordon Cook
	Its:	Senior Vice President & Portfolio Manager

THE ING CAPITAL SENIOR SECURED HIGH INCOME FUND, L.P., as a Lender
By:	ING Capital Advisors LLC, as Investment Manager

By:		/s/Gordon Cook
	Name:	Gordon Cook
	Its:	Senior Vice President & Portfolio Manager

SEQUILS-ING I (HBDGM), LTD., as a Lender
By:	ING Capital Advisors LLC, as Collateral Manager

By:		/s/Gordon Cook
	Name:	Gordon Cook
	Its:	Senior Vice President & Portfolio Manager

AXP BOND FUND, INC., as a Lender
By:	American Express Financial Advisors

By:		/s/Timothy J. Masek
	Name:	Timothy J. Masek
	Its:	Assistant Vice President

AXP VARIABLE PORTFOLIO - BOND FUND, A SERIES OF AXP
VARIABLE PORTFOLIO INCOME SERIES, INC., as a Lender
By:	American Express Financial Advisors

By:		/s/Timothy J. Masek
	Name:	Timothy J. Masek
	Its:	Assistant Vice President, AXP Variable
Portfolio Income Series, Inc.

AXP VARIABLE PORTFOLIO — EXTRA INCOME FUND, A
SERIES OF AXP VARIABLE PORTFOLIO INCOME SERIES, INC., as a Lender
By:	American Express Financial Advisors

By:		/s/Timothy J. Masek
	Name:	Timothy J. Masek
	Its:	Assistant Vice President, AXP Variable
Portfolio Income Series, Inc.

HIGH YIELD PORTFOLIO, A SERIES OF INCOME TRUST, as a Lender
By:	American Express Financial Advisors

By:		/s/Timothy J. Masek
	Name:	Timothy J. Masek
	Its:	Assistant Vice President, Income Trust

BANK OF AMERICA, N.A., as a Lender and as a Swing Line Lender

By:		/s/Richard M. Peck
	Name:	Richard M. Peck
	Its:	Vice President

THE BANK OF NOVA SCOTIA, NEW YORK AGENCY as a Lender

By:		/s/Stephen C. Levi
	Name:	Stephen C. Levi
	Its:	Authorized Signatory

BLUE SQUARE FUNDING LIMITED SERIES 3, as a Lender
Blue Square Funding Series 3
By:	Bankers Trust Company, as Trustee

By:		/s/Susan Anderson
	Name:	Susan Anderson
	Its:	Assistant Vice President

BNP PARIBAS, as a Lender

By:		/s/Gregg Bonardi
	Name:	Gregg Bonardi
	Its:	Director Media & Telecom Finance

By:		/s/Serge Desrayaud
	Name:	Serge Desrayaud
	Its:	Head of Asset Management Media & Telecom Finance

CAPTIVA II FINANCE LTD., as a Lender
By:	TCW Advisors, Inc., as its Collateral Manager

By:
Name:
Its:

SEQUILS IV, LTD., as a Lender
By:	TCW Advisors, Inc., as its Collateral Manager

By:		/s/Mark L. Gold
	Name:	Mark L. Gold
	Its:	Managing Director

By:		/s/William Brennan
	Name:	William Brennan
	Its:	Vice President

CENTURION CDO II, LTD., as a Lender
By:	American Express Asset Management Group, Inc.,
As Collateral Manager

By:		/s/Michael M. Leyland
	Name:	Michael M. Leyland
	Its:	Managing Director

CENTURION CDO III, LTD., as a Lender
By:	American Express Asset Management Group, Inc.,
As Collateral Manager

By:	/s/Michael M. Leyland
	Name:	Michael M. Leyland
	Its:	Managing Director

SEQUILS-CENTURION V, LTD., as a Lender
By:	American Express Asset Management Group, Inc.,
As Collateral Manager

By:	/s/Michael M. Leyland
	Name:	Michael M. Leyland
	Its:	Managing Director

THE CIT GROUP / EQUIPMENT FINANCING, INC., as a Lender

By:	/s/Steven Reedy
	Name:	Steven Reedy
	Its:	Vice President

CITIZENS BANK OF MASSACHUSETTS, as a Lender

By:	/s/Hamilton H. Wood, Jr.
	Name:	Hamilton H. Wood, Jr.
	Its:	Senior Vice President

CITY NATIONAL BANK, as a Lender

By:	/s/Aaron Cohen
	Name:	Aaron Cohen
	Its:	Vice President

COBANK, ACB, as a Lender

By:	/s/Teresa L. Fountain
	Name:	Teresa L. Fountain
	Its:	Assistant Corporate Secretary

COLUMBUS LOAN FUNDING LTD., as a Lender
By:	Travelers Asset Management International Company LLC

By:		/s/William M. Gardner
	Name:	William M. Gardner
	Its:	Assistant Investment Officer

THE TRAVELERS INSURANCE COMPANY, as a Lender
By:	Travelers Asset Management International Company LLC

By:		/s/William M. Gardner
	Name:	William M. Gardner
	Its:	Assistant Investment Officer

TRAVELERS CORPORATE LOAN FUND INC., as a Lender
By:	Travelers Asset Management International Company LLC

By:		/s/William M. Gardner
	Name:	William M. Gardner
	Its:	Assistant Investment Officer

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as a Lender

By:		/s/Michael R. Phelan
	Name:	Michael R. Phelan
	Its:	Executive Director

By:		/s/James S. Cunningham
	Name:	James S. Cunningham
	Its:	Managing Director
Chief Risk Officer

CREDIT AGRICOLE INDOSUEZ, as a Lender

By:		/s/John McCloskey
	Name:	John McCloskey
	Its:	FVP

By:		/s/Gary Geller
	Name:	Gary Geller
	Its:	FVP

CYPRESSTREE INVESTMENT PARTNERS I, LTD., as a Lender
By:	Travelers Asset Management International Company LLC

By:		/s/Jonathan D. Sharkey
	Name:	Jonathan D. Sharkey
	Its:	Principal

NORTH AMERICAN SENIOR FLOATING RATE FUND, as a Lender
By:	CypressTree Investment Management Company, Inc.
as Portfolio Manager

By:		/s/Christopher A. Bondy
	Name:	Christopher A. Bondy
	Its:	Partner

THE DAI-ICHI KANGYO BANK, LTD., NEW YORK BRANCH, as a Lender

By:		/s/Yudesh Sohan
	Name:	Yudesh Sohan
	Its:	Credit Officer

DEBT STRATEGIES FUND, INC., as a Lender

By:		/s/Joseph Matteo
	Name:	Joseph Matteo
	Its:	Authorized Signatory

MASTER SENIOR FLOATING RATE TRUST, as a Lender

By:		/s/Joseph Matteo
	Name:	Joseph Matteo
	Its:	Authorized Signatory

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., as a Lender

By:		/s/Joseph Matteo
	Name:	Joseph Matteo
	Its:	Authorized Signatory

DEXIA CREDIT LOCAL DE FRANCE – NEW YORK AGENCY, as a Lender

By:
Name:
Its:

By:
Name:
Its:

EATON VANCE CDO III, LTD., as a Lender
By:	Eaton Vance Management,
as Investment Advisor

By:		/s/Payson F. Swaffield
	Name:	Payson F. Swaffield
	Its:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender
By:	Eaton Vance Management,
as Investment Advisor

By:		/s/Payson F. Swaffield
	Name:	Payson F. Swaffield
	Its:	Vice President

EATON VANCE SENIOR INCOME TRUST, as a Lender
By:	Eaton Vance Management,
as Investment Advisor

By:		/s/Payson F. Swaffield
	Name:	Payson F. Swaffield
	Its:	Vice President

GRAYSON & CO, as a Lender
By:	Boston Management and Research,
as Investment Advisor

By:		/s/Payson F. Swaffield
	Name:	Payson F. Swaffield
	Its:	Vice President

OXFORD STRATEGIC INCOME FUND, as a Lender
By:	Eaton Vance Management,
as Investment Advisor

By:		/s/Payson F. Swaffield
	Name:	Payson F. Swaffield
	Its:	Vice President

By:	SENIOR DEBT PORTFOLIO, as a Lender
as Investment Advisor

By:		/s/Payson F. Swaffield
	Name:	Payson F. Swaffield
	Its:	Vice President

ELF FUNDING TRUST I, as a Lender
By:	Highland Capital Management, L.P.
as Collateral Manager

By:		/s/Louis Loven
	Name:	Louis Loven
	Its:	Executive Vice President - CFO
Highland Capital Management, L.P.

HIGHLAND LEGACY LIMITED, as a Lender
By:	Highland Capital Management, L.P.
as Collateral Manager

By:		/s/Louis Loven
	Name:	Louis Loven
	Its:	Executive Vice President - CFO
Highland Capital Management, L.P.

HIGHLAND LOAN FUNDING V, LTD., as a Lender
By:	Highland Capital Management, L.P.
as Collateral Manager

By:		/s/Louis Loven
	Name:	Louis Loven
	Its:	Executive Vice President - CFO
Highland Capital Management, L.P.

SL LOANS I LIMITED, as a Lender

By:		/s/Louis Loven
	Name:	Louis Loven
	Its:	Executive Vice President - CFO
Highland Capital Management, L.P.

EMERALD ORCHARD LIMITED, as a Lender

By:		/s/Susan K. Strong
	Name:	Susan K. Strong
	Its:	Attorney in Fact

FIRST UNION NATIONAL BANK, as a Lender

By:		/s/Mark L. Cook
	Name:	Mark L. Cook
	Its:	Senior Vice President

FLEET NATIONAL BANK, as a Lender

By:		/s/Ellery Willard
	Name:	Ellery (Tim) Willard
	Its:	Director

FLEET NATIONAL BANK
As Trust Administrator for Long Lane Master Trust IV, as a Lender

By:		/s/Darcey F. Bartel
	Name:	Darcey F. Bartel
	Its:	VP

FRANKLIN FLOATING RATE TRUST, as a Lender

By:		/s/Chauncey Lufkin
	Name:	Chauncey Lufkin
	Its:	Vice President

FRANKLIN CLO II, LTD., as a Lender

By:		/s/Chauncey Lufkin
	Name:	Chauncey Lufkin
	Its:	Vice President

GALAXY CLO 1999-1, LTD., as a Lender
By:	SAI Investment Adviser, Inc.
its Collateral Manager

By:		/s/Thomas G. Brandt
	Name:	Thomas G. Brandt
	Its:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:		/s/Molly S. Fergusson
	Name:	Molly S. Fergusson
	Its:	Manager, Operations

THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND, as a Lender

By:		/s/Andrew Browning
	Name:	Andrew Browning
	Its:	Associate Director

Sankaty Advisors, LLC as Collateral Manager for
GREAT POINT CLO 1999-1 LTD., as Term Lender

By:		/s/Diane J. Exter
	Name:	Diane J. Exter
	Its:	Managing Director
Portfolio Manager

Sankaty Advisors, LLC as Collateral Manager for
RACE POINT CLO, LIMITED, as Term Lender

By:		/s/Diane J. Exter
	Name:	Diane J. Exter
	Its:	Managing Director
Portfolio Manager

SANKATY HIGH YIELD PARTNERS II, L.P., as a Lender

By:		/s/Diane J. Exter
	Name:	Diane J. Exter
	Its:	Managing Director
Portfolio Manager

HAMILTON CDO, LTD., as a Lender
By:	Stanfield Capital Partners, LLC
As its Collateral Manager

By:		/s/Christopher A. Bondy
	Name:	Christopher A. Bondy
	Its:	Partner

KZH CRESCENT LLC, as a Lender

By:		/s/Susan Lee
	Name:	Susan Lee
	Its:	Authorized Agent

KZH CRESCENT-2 LLC, as a Lender

By:		/s/Susan Lee
	Name:	Susan Lee
	Its:	Authorized Agent

KZH CRESCENT-1LLC, as a Lender

By:		/s/Susan Lee
	Name:	Susan Lee
	Its:	Authorized Agent

KZH HIGHLAND-2 LLC, as a Lender

By:		/s/Susan Lee
	Name:	Susan Lee
	Its:	Authorized Agent

KZH ING-1 LLC, as a Lender

By:		/s/Susan Lee
	Name:	Susan Lee
	Its:	Authorized Agent

KZH ING-2 LLC, as a Lender

By:		/s/Susan Lee
	Name:	Susan Lee
	Its:	Authorized Agent

KZH ING-3 LLC, as a Lender

By:		/s/Susan Lee
	Name:	Susan Lee
	Its:	Authorized Agent

KZH PAMCO LLC, as a Lender

By:		/s/Susan Lee
	Name:	Susan Lee
	Its:	Authorized Agent

KZH RIVERSIDE LLC, as a Lender

By:		/s/Susan Lee
	Name:	Susan Lee
	Its:	Authorized Agent

KZH SOLEIL LLC, as a Lender

By:		/s/Susan Lee
	Name:	Susan Lee
	Its:	Authorized Agent

KZH SOLEIL-2 LLC, as a Lender

By:		/s/Susan Lee
	Name:	Susan Lee
	Its:	Authorized Agent

KZH STERLING LLC, as a Lender

By:		/s/Susan Lee
	Name:	Susan Lee
	Its:	Authorized Agent

HARBOUR TOWN FUNDING TRUST, as a Lender

By:		/s/Diana L. Mushill
	Name:	Diana L. Mushill
	Its:	Authorized Agent

MUIRFIELD TRADING LLC, as a Lender

By:		/s/Diana L. Mushill
	Name:	Diana L. Mushill
	Its:	Asst. Vice President

OLYMPIC FUNDING TRUST, SERIES, 1999-1, as a Lender

By:		/s/Diana L. Mushill
	Name:	Diana L. Mushill
	Its:	Authorized Agent

PPM SPYGLASS FUNDING TRUST, as a Lender

By:		/s/Diana L. Mushill
	Name:	Diana L. Mushill
	Its:	Authorized Agent

SRF TRADING, INC., as a Lender

By:		/s/Diana L. Mushill
	Name:	Diana L. Mushill
	Its:	Asst. Vice President

BANKNORTH, N.A., as a Lender

By:		/s/Nicolas Caussade
	Name:	Nicolas Caussade
	Its:	A.C.

IBM CREDIT CORPORATION, as a Lender

By:		/s/Thomas S. Curcio
	Name:	Thomas S. Curcio
	Its:	Manager of Credit

INNER HARBOR CBO 2001-1 LTD., as a Lender

By:
Name:
Its:

KEMPER FLOATING RATE FUND, as a Lender

By:		/s/Kenneth Weber
	Name:	Kenneth Weber
	Its:	Sr. Vice President

KEY CORPORATE CAPITAL, INC., as a Lender

By:		/s/Chris Swindell
	Name:	Chris Swindell
	Its:	SVP

LANDMARK CDO LIMITED, as a Lender
By:	Aladdin Asset Management LLC, As Advisor

By:
Name:
Its:

LIBERTY-STEIN ROE ADVISOR FLOATING RATE ADVANTAGE FUND, as a Lender
By:	Stein Roe & Farnham Incorporated, As Advisor

	By:	/s/James R. Fellows
	Name:	James R. Fellows
	Its:	Sr. Vice President & Portfolio Manager

STEIN ROE & FARNHAM INCORPORATED, as a Lender
as agent for Keyport Life Insurance Company

By:	/s/James R. Fellows
Name:	James R. Fellows
Its:	Sr. Vice President & Portfolio Manager

STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY, as a Lender

By:	/s/James R. Fellows

	Name:	James R. Fellows
	Its:	Sr. Vice President & Portfolio Manager
Stein Roe & Farnham Incorporated, as Advisor
to the Stein Roe Floating Rate Limited Liability Company

MERITA BANK PLC, NEW YORK BRANCH, as a Lender

By:		/s/Gerald E. Chelius, Jr.
	Name:	Gerald E. Chelius, Jr.
	Its:	Senior Vice President - Credit

By:		/s/Joseph A. Ciccolini
	Name:	Joseph A. Ciccolini
	Its:	Vice President –- Structured Finance

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as a Lender

By:		/s/John Servin
	Name:	John Servin
	Its:	Vice President

METROPOLITAN LIFE INSURANCE COMPANY, as a Lender

By:		/s/James R. Dingler
	Name:	James R. Dingler
	Its:	Director

ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
By:	ING Pilgrim Investments, LLC as its investment manager

By:
Name:
Its:

PILGRIM CLO 1999-1 LTD.
By:	ING Pilgrim Investments, LLC as its investment manager

By:
Name:
Its:

PILGRIM PRIME RATE TRUST
By:	ING Pilgrim Investments, LLC as its investment manager

By:
Name:
Its:

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST, as a Lender

By:	/s/Sheila A. Finnerty
Name:	Sheila A. Finnerty
Its:	Executive Director

NATIONAL CITY BANK, as a Lender

By:	/s/Jon W. Peterson
Name:	Jon W. Peterson
Its:	Senior Vice President

OCTAGON INVESTMENT PARTNERS II, LLC, as a Lender
By:	Octagon Credit Investors, LLC as sub-investment manager

	By:	/s/Andrew D. Gordon
	Name:	Andrew D. Gordon
	Its:	Portfolio Manager

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/Steven J. McGehrin
Name:	Steven J. McGehrin
Its:	Vice President

PUTNAM DIVERSIFIED INCOME TRUST, as a Lender

By:	/s/John R. Verani

Name:	John R. Verani
Its:	V.P.

PUTNAM FUNDS TRUST - PUTMAN HIGH YIELD TRUST II, as a Lender

By:	/s/John R. Verani
Name:	John R. Verani
Its:	V.P.

PUTNAM HIGH YIELD ADVANTAGE FUND, as a Lender

By:	/s/John R. Verani
Name:	John R. Verani
Its:	V.P.

PUTNAM HIGH YIELD TRUST, as a Lender

By:	/s/John R. Verani
Name:	John R. Verani
Its:	V.P.

PUTNAM MASTER INCOME TRUST, as a Lender

By:	/s/John R. Verani
Name:	John R. Verani
Its:	V.P.

PUTNAM MASTER INTERMEDIATE INCOME TRUST, as a Lender

By:	/s/John R. Verani
Name:	John R. Verani
Its:	V.P.

PUTNAM PREMIER INCOME TRUST, as a Lender

By:	/s/John R. Verani
Name:	John R. Verani
Its:	V.P.

PUTNAM STRATEGIC INCOME FUND, as a Lender

By:	/s/John R. Verani
Name:	John R. Verani
Its:	V.P.

PUTNAM VARIABLE TRUST – PVT DIVERSIFIED INCOME FUND, as a Lender

By:	/s/John R. Verani
Name:	John R. Verani
Its:	V.P.

TRAVELERS SERIES FUND, INC. — PUTNAM DIVERSIFIED INCOME PORTFOLIO, as a Lender

By:	/s/John R. Verani
Name:	John R. Verani
Its:	V.P.

ROSEMONT CLO, LTD., as a Lender
By:	Deerfield Capital Management, L.L.C.
as its Collateral Manager

	By:	/s/Mark E. Wittnebel
	Name:	Mark E. Wittnebel
	Its:	Sr. Vice President

SEQUILS-CUMBERLAND I, LTD., as a Lender
By:	Deerfield Capital Management, L.L.C.
as its Collateral Manager

	By:	/s/Mark E. Wittnebel
	Name:	Mark E. Wittnebel
	Its:	Sr. Vice President

STANFIELD ARBITRAGE CDO, LTD., as a Lender
By:	Stanfield Capital Partners LLC
as its Collateral Manager

	By:	/s/Christopher A. Bondy
	Name:	Christopher A. Bondy
	Its:	Partner

STANFIELD CLO, LTD., as a Lender
By:	Stanfield Capital Partners LLC
as its Collateral Manager

	By:	/s/Christopher A. Bondy
	Name:	Christopher A. Bondy
	Its:	Partner

STANFIELD / RMF TRANSATLANTIC CDO, LTD., as a Lender
By:	Stanfield Capital Partners LLC
as its Collateral Manager

	By:	/s/Christopher A. Bondy
	Name:	Christopher A. Bondy
	Its:	Partner

WINDSOR LOAN FUNDING, LIMITED, as a Lender
By:	Stanfield Capital Partners LLC
as its Collateral Manager

	By:	/s/Christopher A. Bondy
	Name:	Christopher A. Bondy
	Its:	Partner

SUNTRUST BANK, as a Lender

By:	/s/Thomas C. King, Jr.
Name:	Thomas C. King, Jr.
Its:	Vice President

TRYON CLO LTD. 2000-1, as a Lender

By:	/s/Adrienne Musgnug
Name:	Adrienne Musgnug
Its:	Director

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	/s/Stender E. Sweeney
Name:	Stender E. Sweeney II
Its:	Vice President

VAN KAMPEN PRIME RATE INCOME TRUST, as a Lender
By:	Van Kampen Investment Advisory Corp.

	By:	/s/Darvin D. Pierce
	Name:	Darvin D. Pierce
	Its:	Executive Director

WEBSTER BANK, as a Lender

By:	/s/Elisabeth V. Piker
Name:	Elisabeth V. Piker
Its:	Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/Tracy L. Moosbrugger
Name:	Tracy L. Moosbrugger
Its:	Vice President

PIMCO PRIVATE HIGH YIELD PORTFOLIO (ACCOUNT 706), as a Lender
By:	Pacific Investment Management Company, LLC,
as its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of IFTCO

By:
Name:
Its: